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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-79969 of DuraSwitch Industries, Inc. on Form S-8 of our report dated February 12, 2001, appearing in this Annual Report on Form 10-KSB of DuraSwitch Industries, Inc. for the year ended December 21, 2000.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 23, 2001